UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 10, 1997

                              Alltrista Corporation


           State of Indiana Commission File Number 0-21052 35-1828377

                      345 South High Street, P. O. Box 5004
                           Muncie, Indiana 47307-5004

       Registrant's telephone number, including area code: (765) 281-5000
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This document contains 6 pages.  The exhibit index is on page 4 of 6.
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ITEM 5.  OTHER EVENTS

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Alltrista Corporation is hereby identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by, or on behalf of the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit

     99      Forward-Looking Statement




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       ALLTRISTA CORPORATION
                                       (Registrant)



                               By:  /s/ Kevin D. Bower
                                    -----------------------------------------
                                    Kevin D. Bower
                                    Senior Vice President and
                                    Chief Financial Officer
                                    June 10, 1997

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                              ALLTRISTA CORPORATION
                                    FORM 8-K
                                  EXHIBIT INDEX



Exhibit           Description

Ex-99             Forward-Looking Statement.




Page 4 of 6